UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2008

DynCorp International LLC
 (Exact name of registrant as specified in its charter)

Delaware	333-127343	52-2287126
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3190 Fairview Park Drive, Suite 700, Falls Church, Virginia	22042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (571) 722-0210

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 14, 2008, DynCorp International LLC (the “Company”) issued a press release announcing that it intends to sell in a private placement to eligible purchasers additional 9 1/2% senior subordinated notes due 2013. A copy of the press release is included herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated July 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DynCorp International LLC

Date: July 14, 2008	/s/ Michael J. Thorne

Michael J. Thorne
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated July 14, 2008.